               THE CREDIT ACCOMMODATION MADE PURSUANT TO THIS NOTE
                           REPRESENTS A LINE OF CREDIT
                             -----------------------
                                 PROMISSORY NOTE
                                    ("Note")

$300,000.00                                            Orange County, Florida
                                                                  May 7, 1998

         THE UNDERSIGNED, Boat Tree, Inc., a Florida corporation ("Maker"), promises to pay to the order of Regal Marine Industries ("Payee"), whose mailing address is 2300 Jet Port Drive, Orlando, FL 32809, the principal sum of THREE HUNDRED THOUSAND DOLLARS ($300,000.00), or so much thereof as may be advanced and outstanding one (1) year from the date of the last advance made under this Note, but in no event later than August 31, 1999.

         Advances hereunder may be made upon the oral, telephonic, or written request of any person authorized to borrow or any person Payee reasonably believes is authorized to borrow. Any advance hereunder shall be conclusively presumed to have been made to and at the request and for the benefit of the Maker when the proceeds of such advance are deposited to the credit of the Maker in any account of Maker with Payee regardless of the fact that persons other than those authorized to borrow may have authority to draw against such accounts.

         Interest on the outstanding principal balance of this Note, shall accrue at a rate of ten percent (10%) per annum.

         The principal amount of this Note, together with all interest accrued thereon, is due and payable upon the earlier to occur of (i) one (1) year from the date the total advances of principal made under this Note aggregate $300,00.00, or (ii) August 31, 1999.

         This Note may be paid in advance, in whole or in part, without premium or penalty. Advance payment shall be applied first to payment of accrued interest and then to payment of the principal.

         This Note is payable at the address of the Payee as stated herein, or at such other place as the holder hereof may from time to time designate in writing to the Maker.

         The Maker promises to pay all costs of collection reasonably incurred by the holder hereof because of the failure of the Maker to comply with the agreements in this Note. Presentment, protest, notice of dishonor, and notice of protest are hereby waived.

         Dated this 7th day of May, 1998.

                                     MAKER:

                                     BOAT TREE, INC., a Florida corporation



                                     By:  /s/ Joe G. Pozo, Jr.
                                          ------------------------------------
                                          Joe G. Pozo, Jr., President

         Regal Marine will advance funds within three (3) days from telephone notification.

                                     REGAL MARINE INDUSTRIES



                                     By:  /s/ David Furlow
                                          ------------------------------------
                                          David Furlow, Vice President


                                    GUARANTY

         In order to induce Regal Marine to extend credit pursuant to the foregoing Note/Line of Credit, and for other consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned does hereby absolutely and unconditionally guarantee to Regal Marine, its successors and assigns, the full and prompt payment of the indebtedness and all other amounts provided in said Note to be paid by Boat Tree, Inc., including attorneys' fees if collection is required. This Guaranty includes all amounts Boat Tree, Inc. may owe in the future pursuant to said Note, regardless of why the funds are borrowed. Regal Marine may collect the debt from me without first trying to collect the debt from Boat Tree, Inc.


                                          /s/ Joe G. Pozo, Jr.
                                          ------------------------------------
                                          Joe G. Pozo, Jr., Individually

                       AMENDMENT NO. 1 TO PROMISSORY NOTE

                  Amendment No. 1 dated April     , 1999 to the Promissory Note
(the "Note") dated as of the 7th day of May, 1998 by Boat Tree, Inc. (the "Maker") and Regal Marine Industries (the "Payee").

                               W I T N E S S E T H

                  WHEREAS, the parties hereto hereby agree that it would be in their mutual best interest to amend the Note in the manner set forth herein;

                  NOW, THEREFORE, in consideration of the above premises and the mutual promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree that the Note is amended as follows:

         I.  Modifications.

             A. The following language in the first paragraph of the Note shall be deleted.

                 "one (1) year from the date of the last advance made under this Note, but in no event later than August 31, 1999."

                 and amended to read as follows:

                 "on July 31, 2000 together with any accrued and unpaid interest. Any business development rebates due to the Maker from the Payee shall be applied to the principal sum due hereunder."

             B.  The following shall be added to the third paragraph:

                 "All accrued interest from the date of the Note until August 31, 1999 shall be due and payable on August 31, 1999."

             C. The fourth paragraph of the Note is hereby deleted in its entirety.

         II. Confirmation. Except as expressly specified herein, all other terms, conditions and provisions of the Note are hereby confirmed and shall remain in full force and effect without modification.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                                     BOAT TREE, INC.


                                     By: /s/ Joseph G. Pozo, Jr.
                                         ------------------------------------
                                         Name: Joseph G. Pozo, Jr.
                                         Title:  President


                                     REGAL MARINE INDUSTRIES


                                     By: /s/ David Furlow      April 11, 1999
                                         ------------------------------------
                                         Name:  David Furlow
                                         Title:  V.P.